UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 30, 2007
Wabash National Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Sagamore Parkway South Lafayette, Indiana	47905

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 5 — Corporate Governance and Management
Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(b)
On November 30, 2007, David C. Burdakin, a Director of Wabash National Corporation, announced that he has decided not to stand for re-election to Wabash National’s Board of Directors, and he will retire from the Board of Directors at Wabash National’s 2008 annual meeting of stockholders. Dr. Martin C. Jischke, Chairman of the Board of Directors, expressed the thanks of the Company and the Board of Directors, saying “we are grateful to Dave for his service to Wabash National since he joined the Board in 2002. We have all enjoyed working with him and will miss his valuable insight.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION
Date: December 6, 2007	By:	/s/ Robert J. Smith
Robert J. Smith
Senior Vice President, Chief Financial Officer